March 2022 / © 2022 Remitly Inc. 1 Investor Presentation March 2022

March 2022 / © 2022 Remitly Inc. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2022 financial outlook, including forecasted fiscal year 2022 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, and our ability to stay in compliance applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on 10-Q for the fiscal quarter ended September 30, 2021 filed with the SEC and our annual report on 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC, all of which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the original date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense which are directly impacted by unpredictable fluctuations in the market price of our common stock.

March 2022 / © 2022 Remitly Inc. 3 Remitly at a glance SCALE 2.8m Active Customers as of Q4 2021 $20b Send Volume LTM Q4 2021 GLOBAL OPPORTUNITY $1.6t1,2 TAM +2,100 Corridors as of Q4 2021 PERFORMANCE 69% Q4 2021 YoY Revenue Growth +90% Revenue Retention 1. TAM based on estimates from the World Bank and International Monetary Fund as of November 2021. 2. TAM includes informal remittance channels.

March 2022 / © 2022 Remitly Inc. Track record of high double digit revenue growth at scale with $1.6t TAM Loyal customer base and high recurring revenue with +90% retention Attractive unit economics and clear path to profitability Long-term opportunity to expand presence in adjacent financial services Customer-centric culture with an authentic focus on ESG Why invest? 4

March 2022 / © 2022 Remitly Inc. 5 Mission Tirelessly deliver on our promises to immigrants savings, spending, and sending money across the world. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. Promise We build peace of mind into everything we do.

March 2022 / © 2022 Remitly Inc. 6 Serving immigrants is at the heart of everything we do We build products that are… Trusted and reliable Fairly and transparently priced Specifically designed for them

March 2022 / © 2022 Remitly Inc. We believe in serving people like you, who are not being served by traditional financial institutions. Who belong here but also belong there. Who want to reach new heights while honoring their roots. We believe you should be able to confidently send your hard-earned money with complete peace of mind. And have banking services you know you can rely on to be there for you. We believe in delivering on these promises to you. So you can deliver on your promises to those you love. 7 To people away from their home country we are the br nd of modern financial services that they can rely on so that they feel unparallele peace of mind because unlike other financial services we are designed specifically for them.

March 2022 / © 2022 Remitly Inc. 8 The legacy cross- border remittance industry is broken.

March 2022 / © 2022 Remitly Inc. 9 Lack of trust and transparency are built into the system PROBLEMS Brick-and-mortar locations focused on cash pay-in High fees Antiquated technology CUSTOMER IMPACT Inconvenient, limited store hours, long wait times, manual forms, and sometimes unsafe locations Fewer funds make it home to the recipient Lagging digital capabilities, poor customer service, and reduced pay-in and disbursement options

March 2022 / © 2022 Remitly Inc. 10 Remittances are very complex— more than most realize Peace of mind is difficult to deliver. ● Compliance ● Fraud ● Funds acceptance ● FX and flow of funds ● Localization across +2,100 corridors ● Disbursement network

March 2022 / © 2022 Remitly Inc. 11 Our approach is different.

March 2022 / © 2022 Remitly Inc. We’re disrupting cross-border remittances 12 Localization at scale Global network Mobile- centric suite of products Data- driven approach

March 2022 / © 2022 Remitly Inc. 13 Providing a simple and reliable way to send money from your phone +90% of customers engage with Remitly on their phones Trusted and intuitive digital experience… 5 taps to complete transaction (repeat customers) …that customers love. 4.9 iOS App Store rating 1 (+650k reviewers) 4.8 Android Google Play rating 1 (+325k reviewers) 1 App Store and Google Play rating as of January 2022. Mobile-centric

Mobile-centric

Mobile-centric from day one

Our purpose-built technology platform...

- Powers mobile-centric suite of products
- Connects our global network and localization approach
- Drives rigorous data analytics


Transaction Lifecycle
Mobile-centric Experience
Transaction Engine
Funding
Pricing
Transaction Processing
Disbursement
Delivery
Advanced Risk Management & Fraud System
Local & Global Regulatory Compliance
Enabling Tech
Marketing Platforms
Treasury Systems & Tools
CRM
Accounting System & Tools

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March 2022 / © 2022 Remitly Inc.

March 2022 / © 2022 Remitly Inc. ≠ Data as of Q4 2021. Putting money safely in the hands of your family, wherever they live +2,100 corridors +3.7b bank accounts +670m mobile wallets ~390k cash pickup locations 15 17 Send Countries +135 Receive Countries & Territories https://mapchart.net/world.html {"groups":{"#c1586c":{"label":"Send Countries = 17","paths":["Canada","United_States","Belgium","Sweden","Norway","F inland","United_Kingdom","Ireland","Spain","Netherlands","Germany","It aly","Australia","Singapore","Denmark","Greenland","Austria","French_ Guiana","Guadeloupe","Martinique","France"]},"#ffbc69":{"label":"Receiv e Countries & Territories = +135","paths":["Mexico","Guatemala","Honduras","El_Salvador","Nicara gua","Costa_Rica","Panama","Colombia","Ecuador","Peru","Bolivia","Ch ile","Argentina","Paraguay","Uruguay","Brazil","Dominican_Republic","M orocco","Ethiopia","Kenya","Rwanda","South_Africa","Poland","Romani a","Czechia","Hungary","Bulgaria","Croatia","India","Nepal","Thailand","I ndonesia","Malaysia","Philippines","Vietnam","Bangladesh","Nigeria","T unisia","Pakistan","Senegal","Sri_Lanka","Haiti","Ghana","Turkey","Jam aica","South_Korea","Ukraine","Moldova","Egypt","Uganda","China","Gu yana","Suriname","Greece","North_Macedonia","Laos","Cambodia","Cy prus","Cote_d_Ivoire","Tanzania","Cameroon","Israel","Belarus","Albani a","Georgia","Armenia","Lithuania","Montenegro","Kosovo","Benin","Tog o","Gabon","Serbia","Uzbekistan","Kyrgyzstan","Gambia","Fiji","Guinea" ,"Comoros","Madagascar","Malawi","Sierra_Leone","Bahamas","Burund i","Jordan","Zambia","Japan","Estonia","Slovenia","Bhutan","Kazakhstan ","Slovakia","Latvia","Malta","Russia","Equatorial_Guinea","Iceland","Gu inea_Bissau","Andorra","Monaco","Zimbabwe","Congo","Mongolia","Sa moa","Djibouti","Botswana","Mauritius","Mozambique","Azerbaijan","Bar bados","Bosnia_and_Herzegovina","Namibia","Turkmenistan","Liberia", "DR_Congo","Eritrea","Mauritania","Tajikistan","Lebanon","Myanmar"," Dominica","Saint_Lucia","Antigua_and_Barbuda","Trinidad_and_Tobag o","Timor_Leste","Luxembourg","Hong_Kong","Lesotho","Liechtenstein" ]}},"title":"","hidden":["USA_Wisconsin","USA_Montana","USA_Minnesot a","USA_Washington","USA_Idaho","USA_North_Dakota","USA_Michig an","USA_Maine","USA_Ohio","USA_New_Hampshire","USA_New_Yo rk","USA_Vermont","USA_Pennsylvania","USA_Arizona","USA_Californ ia","USA_New_Mexico","USA_Texas","USA_Alaska","USA_Louisiana", "USA_Mississippi","USA_Alabama","USA_Florida","USA_Georgia","US A_South_Carolina","USA_North_Carolina","USA_Virginia","USA_Washi ngton_DC","USA_Maryland","USA_Delaware","USA_New_Jersey","US A_Connecticut","USA_Rhode_Island","USA_Massachusetts","USA_Ore gon","USA_Hawaii","USA_Utah","USA_Wyoming","USA_Nevada","US A_Colorado","USA_South_Dakota","USA_Nebraska","USA_Kansas","U SA_Oklahoma","USA_Iowa","USA_Missouri","USA_Illinois","USA_Kent ucky","USA_Arkansas","USA_Tennessee","USA_West_Virginia","USA_ Indiana","Prince_Edward_Island_CA","New_Brunswick_CA","Ontario_C A","British_Columbia_CA","Alberta_CA","Saskatchewan_CA","Manitoba _CA","Quebec_CA","Yukon_CA","Nunavut_CA","Newfoundland_and_L abrador_CA","Northwest_Territories_CA","Nova_Scotia_CA","Scotland" ,"Wales","England","Northern_Ireland"],"background":"#fbf8f2","borders" :"#000000","legendFont":"Century Gothic","legendFontColor":"#000000","legendBgColor":"#00000000","ar eBordersShown":false,"defaultColor":"#d1dbdd","labelsColor":"#6a0707 ","strokeWidth":"medium","areLabelsShown":false,"usaStatesShown":fal se,"canadaStatesShown":false,"splitUK":false,"legendPosition":"bottom _left","legendSize":"medium","legendStatus":"show","scalingPatterns":tr ue,"legendRowsSameColor":true} Global network

Global network

Direct integrations drive transaction momentum and lower costs

+100

Direct integrations

- Integration technology consists of single, flexible APIs
- Integrations help drive:
  - Fewer transaction errors and better error handling
  - Faster availability of funds
  - Lower processing cost



~80%

total transactions in 2021 completed in less than one hour

Data as of Q4 2021.

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March 2022 / © 2022 Remitly Inc.

March 2022 / © 2022 Remitly Inc. Direct funding relationship Trusted disbursement partners 17 Global network Superior customer experience Enabled by direct integrations and key partnerships.

March 2022 / © 2022 Remitly Inc. 18 Personalized and culturally relevant experiences in 14 native languages Marketing Deep cultural insights & hyperlocal targeting Support Regional service teams & a rich self-help center Tailored CX Languages, delivery speeds, delivery methods, & payment options Localization at scale

March 2022 / © 2022 Remitly Inc. Data-driven approach to customer acquisition Corridor- specific targets based on customer lifetime value 6x+ Avg. 5 yr. LTV / CAC 1 1. Average Five-Year LTV / CAC for customers acquired during the year ended December 31, 2021. “Lifetime value” or “LTV” is the projected average revenue, net of transaction expenses, during five years of a customer’s relationship with the business, though data suggests customers continue to transact beyond this time. When actual data is not available, future periods are projected based on robust statistical models that source thousands of existing customer observations. “Customer Acquisition Cost” or “CAC” refers to direct marketing expenses deployed to acquire new customers. “LTV/CAC” is defined as the ratio of Lifetime value to Customer Acquisition Cost and is calculated as the Lifetime value divided by CAC. We use this metric to assess return on marketing spend. Data-driven approach 19

March 2022 / © 2022 Remitly Inc. 20 We’re just getting started Gain share in existing corridors $1.6t Cross-Border Remittances Worldwide 01 TAM New corridors and use cases 02 New products 03

March 2022 / © 2022 Remitly Inc. Proven corridor expansion playbook +700 new corridors launched in 2021 Launch Localize Market Optimize Corridor launches prioritized based on potential—Modern, simple API integrations (including Remitly proprietary API) Product localized for send / receive countries Leverage learnings to optimize corridor performance / growth Growth engine combined with testing and analytics 21

March 2022 / © 2022 Remitly Inc. Remitly for Developers We enable new use cases by allowing others to use the most trusted global payments platform through modern, simple APIs 22 Strong global network allows for new business customer use cases

March 2022 / © 2022 Remitly Inc. Significant opportunities beyond remittances Global financial services are not designed for immigrants Unique company assets ● Mobile centric remittance platform ● Global network ● Deep customer insights ● Strong compliance/fraud infrastructure We’re a trusted brand with nearly 3M active customers 23

March 2022 / © 2022 Remitly Inc. 24 Deeply rooted in a unified set of values Customer centricity Continuously improve Don’t be afraid to fail Deliver on promises Be an empathetic partner Act with integrity Data driven Sweat the details Be an owner Aim for the stars Hire & develop exceptional people Bias for action Lead authentically Constructively direct Joyful

March 2022 / © 2022 Remitly Inc. Financials 25

March 2022 / © 2022 Remitly Inc. Active Customers (thousands) DRIVERS: New Customer Acquisition and Repeat Transactions Our revenue model Strong Customer Retention and High Visibility +50% YoY Revenue per Active Customer DRIVERS: Transaction Frequency and Pricing 1,891 2,136 2,397 2,561 2,836 +13% YoY $42.31 $42.63 $46.33 $47.34 $47.69 26

March 2022 / © 2022 Remitly Inc. Loyal & predictable customer base Revenue Contribution by Cohort ($ in millions) +90% Annual Revenue Retention (post first full year growth) 27

March 2022 / © 2022 Remitly Inc. Send Volume ($ in billions) Strong Q4 results across the board +64% YoY Revenue ($ in millions) $3.6 $4.3 $5.0 $5.2 $6.0 +69% YoY $80.0 $91.1 $111.1 $121.2 $135.3 28

March 2022 / © 2022 Remitly Inc. 2022 Outlook Reflects strong growth and key investments to unlock our vision ● High growth at scale ● Upfront investments drive future growth and high customer lifetime value ● We will continue to invest efficiently to deliver long-term shareholder value $605m- $615m 2022 Revenue 32% to 34% growth — ($40)m-($30)m 2022 Adjusted EBITDA 29

March 2022 / © 2022 Remitly Inc. Incredibly Powerful Flywheel Driven by a trusted brand and increasing scale Leading brand focused on immigrant communities Data-driven approach Global network built over 10 years Improved targeting and unit economics Innovation mindset More customers More transactions Trusted experience More data & insights Broader suite of products 30

March 2022 / © 2022 Remitly Inc. “ Mila Remitly user since 2013 Sends money from USA to the PhilippinesI am a mother of four children, a wife and a loving grandmother. I am working abroad to help my family augment the income that we have. I work hard because I want my children to study, get their degree and be able to work and stand on their own two feet. It is tough to be away from my family, work is hard as well. But I am thankful for my children who studied well, finished their studies and now they are happy working on their own... I thank Remitly for being there for me and making it easy to send the money to my country. 31

March 2022 / © 2022 Remitly Inc. Thank you.